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Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2004

CHEMUNG FINANCIAL COPORATION
(Exact name of registrant as specified in its charter)

New York	0-13888	16-123703-8
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

[ ]		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 14, 2004, Chemung Financial Corporation issued a press release describing its results of operations for the third quarter of 2004. That press release is furnished as Exhibit 99 to this report.

The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
  Not Applicable
  Not Applicable
  Exhibits

Exhibit No.
99	Press Release dated October 14, 2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION
Dated: October 14, 2004
By: /s/Jan P. Updegraff President and Chief Executive Officer